UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                            January 24, 2011
            ------------------------------------------------
            Date of Report (Date of earliest event reported)

                                Con-way Inc.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

         Delaware               1-5046              94-1444798
         ----------             ------              ----------
        (State or other        (Commission         (IRS Employer
        jurisdiction of        File Number)        Identification
        incorporation)                                 Number)

           2211 Old Earhart Road, Ann Arbor Michigan 48105
      -----------------------------------------------------------
                (Address of principal executive offices)
                               (zip code)

          Registrant's telephone number, including area code:
                             (734) 994-6600


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     (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM  5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT   OF  CERTAIN  OFFICERS;  COMPENSATORY  ARRANGEMENTS  OF  CERTAIN
OFFICERS

On January 24, 2011, the Company's Compensation Committee (with the concurrence of the other independent members of the Board of Directors, in the case of the compensation of the Company's Chief Executive Officer), approved the following compensation:

2011 Annual Cash Incentive Awards. The annual cash incentive awards are based upon performance metrics approved by the Compensation Committee. For each award the Compensation Committee has set a minimum achievement level below which no payouts are received, a target achievement level at which each executive will earn a target payout (equal to a specified percentage of the executive's base salary earned during the year), and a maximum achievement level at or above which each executive will earn a payout equal to twice his target amount. The specified percentages of base salary payable at a target achievement level are set forth in the table below.


-----------------------------------------------------------------------------
|    Officer         |              Title                    | Percentage   |
|                    |                                       | of Actual    |
|                    |                                       | Base Salary  |
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|Douglas W. Stotlar  |President and Chief Executive Officer  |    100%      |
|                    |                                       |              |
|                    |                                       |              |
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|Stephen L. Bruffett |Executive Vice President and Chief     |     70%      |
|                    |Financial Officer                      |              |
|                    |                                       |              |
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|Robert L. Bianco    |Executive Vice President               |     70%      |
|                    |                                       |              |
-----------------------------------------------------------------------------
|Herbert J. Schmidt  |Executive Vice President               |     70%      |
|                    |                                       |              |
|                    |                                       |              |
-----------------------------------------------------------------------------

The performance metrics applicable to the 2011 cash incentive awards made to Messrs. Bianco and Schmidt are shown in the table below:


----------------------------------------------------------------------------
|    Officer       |         Title           |    Performance Metric       |
----------------------------------------------------------------------------
|Robert L. Bianco  |Executive Vice President |Adjusted Operating Income of |
|                  |                         |Menlo Worldwide Logistics    |
----------------------------------------------------------------------------
|Herbert J. Schmidt|Executive Vice President |Operating Ratio of           |
|                  |                         |Con-way Truckload            |
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As used in the table above:

     "Operating Income" means Operating Income (Loss) determined on a US GAAP basis, as adjusted for any and all asset impairments pursuant to FASB Codification topic 350 and 360; any and all restructuring charges pursuant to topic 420; any and all accounting changes pursuant to topic 250, and in the case of Con-way Truckload, the net of any gain/loss realized as a result of asset sales; provided, however, if, for any segment, Operating Income is less than the minimum achievement level after deducting all accruals for variable pay but would equal or exceed the minimum achievement level if accruals for variable pay were not deducted, then that segment shall be deemed to have achieved the minimum achievement level and the award payouts to segment executives determined accordingly, subject to reduction as provided in the following sentence. Each such segment executive's award payout shall be reduced by a prorated portion of the dollar shortfall between the minimum achievement level and the segment's actual Operating Income.

     "Operating Ratio" means Operating Expense (Revenue less Operating Income) divided by Revenue, and "Revenue" means Revenues determined on a US GAAP basis before inter-segment eliminations

The awards made to Messrs. Stotlar and Bruffett (i) are based on the percentage achievement levels of Con-way Freight, Menlo Worldwide Logistics and Con-way Truckload with respect to their performance metrics and (ii) are weighted as shown in the table below:


                       -----------------------------
                       |Business Unit    |Weighting|
                       -----------------------------
                       |Con-way Freight  |   73%   |
                       -----------------------------
                       |Con-way Truckload|   14%   |
                       -----------------------------
                       |Menlo Logistics  |   13%   |
                       -----------------------------
                       |Total            |  100%   |
                       -----------------------------


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR.

On January 25, 2011, the Board of Directors approved an amendment to the Company's By-laws, adding the following sentence at the end of Article II,
Section 5:

  "Notwithstanding any provision in these Bylaws to the contrary, a nominee for director shall be elected to the Board of Directors if the votes cast for such nominee's election exceed the votes cast against such nominee's election; provided, however, that directors shall be elected by a plurality of the votes cast at any meeting of stockholders for which the Secretary of the Corporation determines that the number of nominees exceeds the number of directors to be elected as of the date seven days prior to the scheduled mailing date of the proxy statement for such meeting."

A copy of the By-laws as amended is attached as Exhibit 99.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

 (c)    Exhibits


        Exhibit No.             Description
        -----------             -----------
        EX 99                   By-Laws as amended January 25, 2011


                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         Con-way Inc.
                        ------------
                        (Registrant)

January 27, 2011        /s/ Jennifer W. Pileggi
                        --------------------------
                        Jennifer W. Pileggi
                        Executive Vice President
                        General Counsel & Secretary